EXHIBIT 10.4
                                                                    ------------



                                 PROMISSORY NOTE
                                 ---------------

 $ 150,000.00                     Miami, Florida                   June 15, 2002
 -----------


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of EQUITY ONE, INC., a Maryland Corporation the principal sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00), together with interest thereon from date, at the rate of five and NO/100 (5.00%) percent per annum until maturity, payable interest only in the sum of $1,875.00 quarterly, commencing on September 30, 2002 and each December 30, March 30 and June 30, thereafter until June 30, 2007, when the principal balance of $150,000.00 plus accrued interest, if any, shall be due and payable; Said principal and interest being payable in lawful money of the United States or its equivalent,

                                EQUITY ONE, INC.
                          1696 N.E. Miami Gardens Drive
                           North Miami Beach, FL 33179

         This note may be prepaid, in part or in full, at any time; without prepayment penalty. Any payment received more than ten (10) days after the due date shall be subject to a five (5%) per cent late fee. In the event any payment is not received within ten (10) days of the due date, then in such event, the borrower shall be deemed in default, the interest rate thereafter will automatically increase to the maximum rate then permitted by law and Mortgagee shall be entitled to all remedies available.

         The holder hereof shall have the optional right to declare the principal sum disbursed hereunder and all accrued interest thereon to be due and forthwith payable in advance of the maturity date fixed herein upon the failure of the undersigned to pay, when due, any one of the installments of interest or, at the option of the holder, upon the occurrence of any other event of default by the undersigned in the Mortgage securing this Note after 15 days written notice from the Holder to Maker. Failure to exercise this option with respect to any failure or breach by the undersigned shall not constitute a waiver of the right as to any subsequent failure or breach.

         In no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction) accrue to be payable herein in excess of the highest contract rate allowable by law for the time such indebtedness shall be outstanding and unpaid, and if by reason of the acceleration of maturity of such indebtedness, or for any other reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be waived or refunded to the maker.



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         Each maker and endorser severally waives demand, protest, notice of maturity and notice of nonpayment and all requirements necessary to hold each of them liable as makers and endorser.

         Each maker and endorser further agrees, jointly and severally, to pay all costs of collection, including a reasonable attorney's fee in case the principal of this note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

         Upon default, this note and deferred interest payments shall bear interest at the maximum rate allowed by law.

         This note is secured by a Pledge Agreement of even date herewith and is to be construed and enforced according to the laws of the State of Florida; upon default in the payment of principal and/or interest due on any note secured by said Pledge Agreement, all notes so secured and remaining unpaid shall forthwith become due and payable notwithstanding their tenor.

         All of the covenants, conditions, and agreements contained in the Pledge Agreement and any other document evidencing the loan are hereby made a part of this instrument.

         The Lender and the Maker specifically agree that they waive all rights to rely on or enforce any oral statements made prior to or subsequent to the signing of this document.

         The Lender and the Maker hereby knowingly, voluntarily and intentionally waive the right either may have to a trial by jury with respect to any litigation based hereon, or arising out of, under or in connection with this document, and any agreement contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of either party made before, during, or after the execution of this document.

         Venue and jurisdiction shall be in Miami Dade County, Florida, for any affirmative or defensive legal proceeding in connection with this document and/or any other document signed by the mortgagors, and/or borrowers in favor of the Lender.

         In Witness Whereof, the parties have set their hands and seals on the date first above written.




                                /s/ BARBARA MILLER
                                -----------------------------------
                                BARBARA MILLER








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                                PLEDGE AGREEMENT
                                ----------------

         THIS PLEDGE AGREEMENT made and entered into this 15TH day of JUNE, 2002 by and among BARBARA MILLER ("Pledgor") and EQUITY ONE, INC. (the "Secured Party").

         WHEREAS, Pledgor has exercised 15,000 options at $10.00 per option to purchase 15,000 shares of common stock of Equity One, Inc., par value $.01 per share (the "Company"), which Pledgor intends to pledge as described herein, (the "Common Shares");

         WHEREAS, Pledgor is an employee of the Company and has received a loan from the Company evidenced by a Promissory Note dated on even date in the sum of $150,000 to pay for the Common Shares acquired through the exercise of the options;

         WHEREAS, the Company has requested from the Pledgor and the Pledgor has agreed to pledge the Common Shares to secure the repayment of the loan.

         WHEREAS, in consideration of the loan granted by the Company to the Pledgor, the Pledgor has agreed to pledge its Common Shares to the Company; and

         WHEREAS, as an additional inducement for the Company to grant the loan, the Pledgor has agreed, Company a security interest in the Common Shares and any proceeds thereof to secure the loan pursuant to this Pledge Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions, hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, the parties hereto agree as follows:

         (a) INDEBTEDNESS SECURED. This Pledge Agreement is executed to secure the indebtedness of the Pledgor to the Company.







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         (b) PLEDGE OF COLLATERAL. The Pledgor hereby pledges, assigns, transfers, sets over, delivers and grants to the Company, subject to Section 4, a first priority security interest in and to the Common Shares and any proceeds thereof including, without limitation, any and all dividends (other than dividends for taxes), cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of, or in exchange for, any of the Common Shares (such proceeds and the Common Shares are collectively, the "Collateral"). Pledgor is delivering the Common Shares to the Company, for the purpose of holding said Common Shares as pledge holder pursuant to the terms of this Pledge Agreement. The Company shall have no right in and to the Collateral except as provided in this Pledge Agreement, and the Company shall not have any right to encumber or dispose of the Collateral except in accordance with the provisions of this Pledge Agreement.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents to the Company as follows: (i) the Pledgor has the capacity to enter into this Pledge Agreement and to pledge the Common Shares to the Company hereunder, (ii) Pledgor owns the Common Shares free and clear of any and all liens, charges, encumbrances and security interests thereon, (iii) the Common Shares are validly issued, fully paid and non-assessable, and (iv) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the pledge by the Pledgor of the Common Shares pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor, or (b) for the exercise by the Company of the rights provided for in this Pledge Agreement or the remedies in respect of the Common Shares pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally). Pledgor also represents that Pledgor is solvent at the time of the execution of this Agreement and that



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Pledgor is benefitting from the Pledge; and that it has received reasonable equivalent value for pledging the shares as security for the Loan from the Company to the Pledgor.

         3. DIVIDEND AND VOTING RIGHTS. So long as no Default (as defined herein) has occurred and is continuing, the Common Shares shall be treated as stock of the Pledgor, and the Pledgor shall be entitled to vote such shares and to receive all dividends and distributions thereon.

         4. ADJUSTMENTS. In the event that, during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Company, all new, substituted, and additional shares, or other securities, issued in respect of the Common Shares by reason of any such change shall be held by the Company, subject to the lien of this Pledge Agreement and under the terms of this Pledge Agreement in the same manner as the Common Shares pledged hereunder.

         5. PAYMENT OF INDEBTEDNESS. Upon payment of the principal and interest of the indebtedness, the Company shall execute and deliver a confirmation of the termination of this Pledge Agreement and the Common Shares shall be returned to the Pledgor. Upon full payment of the principal and interest of the indebtedness, this Pledge Agreement shall become null and void.

         6. DEFAULT. Upon the occurrence of each of the following events, the Company shall be entitled to effect the immediate repayment of all sums that are and/or shall be owed in any manner whatsoever by the Pledgor to the Company and such sums shall bear interest at the Maximum Interest Rate prevailing, from the date that such event has occurred until total repayment by the Pledgor:

         (a) If, on due date, the Pledgor has not paid any principal or interest or expenses including any levies, taxes and fees or any other sums.

         (b) If the Pledgor breaches or fails to uphold any of the terms contained in this




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                 or any other document or deed that has been or shall be signed on his behalf or it becomes evident that any of the declarations that have been or shall be made on behalf of the Pledgor in this or any other document is incorrect, or inaccurate.

         (c) If a petition is filed requesting the appointment of a temporary or permanent receiver, or a temporary or permanent receiver or manager, or a Receiving Order against the Pledgor is issued over the assets of the Pledgor and/or Pledgor or any portion of the assets of the Pledgor.

         (d) If a temporary or permanent receiver or receiver and manager for all or any portion of the assets of the Pledgor is appointed.

         (e) If any competent court in Maryland or Florida or elsewhere institutes attachments or execution or any like proceedings against any portion of the assets of the Borrower or if attachment or execution or any like proceedings are instituted over all or any portion of the Collateral which has been or shall be furnished to the Company.

         (f) If the Company, at its absolute discretion, deems that since the signing of this Agreement a change has occurred in the condition of the Pledgor to which the Company had not given its prior written consent. Without derogating from the generally of the foregoing, the following acts shall be deemed to constitute a change in the condition of the Pledgor:

                 (i) a voluntary or other transfer of shares (except the transfer of shares by succession) which affect or are likely to affect the condition of the Pledgor.



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                 (g)    If the Borrower ceases to pay debts or manage its
                        affairs or reaches a compromise or arrangement with its creditors.

                 (h) If the Company, at its discretion, deems that some event occurred that has or might impair the financial position of the Pledgor.

         In addition to all remedies provided herein and according to law, the Company shall have the following remedies:

         PRIVATE SALES: (a) The Pledgor recognizes that the Company may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for an investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, not withstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Company shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for the public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (b) The Pledgor further agrees to use commercially reasonable efforts to do so or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
Section valid and binding and in compliance with any and all other applicable requirements of law.

         6. NOTICES. All notices, requests, demands or other communications which are required





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or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when they are made by facsimile and shall be deemed to be sufficient made if addressed as follows:

         If to the Pledgor:   BARBARA MILLER
                              1696 NE Miami Gardens Drive Suite 200
                              North Miami Beach, FL 33179
                              Phone       305-947-1664
                              Facsimile   305-947-1734

         If to the Company:   Equity One, Inc.
                              Attention: Chaim Katzman
                              1696 NE Miami Gardens Drive Suite 200
                              North Miami Beach, FL 33179
                              Phone       305-947-1664
                              Facsimile   305-947-1734

         with a copy to:      Alan J. Marcus, Esquire
                              20803 Biscayne Blvd. Suite 301
                              Aventura, FL 33180
                              Phone      305-937-1800
                              Facsimile  305-937-1857

and any such facsimile properly addressed and sent shall be deemed to have been received within twelve (12) hours after the time of sending. In addition, all notices shall also be sent by courier or messenger, although failure to do so shall not invalidate the facsimile notice.

         7. GOVERNING LAW AND JURISDICTION. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         8. VENUE. The parties hereby select the Miami Dade County as the place of jurisdiction for any legal proceeding arising pursuant to this Pledge Agreement.

         IN WITNESS WHEREOF, this Pledge Agreement has been duly executed on the day and year first written above.

                                     PLEDGOR:


                                     /s/ BARBARA MILLER
                                     ---------------------------------------
                                     BARBARA MILLER



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                                     EQUITY ONE, INC.,
                                     A Maryland Corporation


                                     BY: /s/ CHAIM KATZMAN
                                         ------------------------------------
                                         CHAIM KATZMAN, Chief Executive Officer

STATE OF FLORIDA

COUNTY OF MIAMI DADE

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, BARBARA MILLER, ( ) known to me to be the person described in or ( ) who produced ____________________________ as identification, and who executed the foregoing instrument, and acknowledged before me that he executed the same.

         WITNESS my hand and official seal, this 1st day of July , 2002.


                                                 /s/ MICHELE L. GUARD
                                                 -------------------------------
        (Notary Seal)                            NOTARY PUBLIC
My commission expires: 6/14/2002
        No. CC 750963
[X] Personally Known [ ] Other I.D.



STATE OF FLORIDA

COUNTY OF MIAMI DADE

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, CHAIM KATZMAN, Chief Executive Officer of EQUITY ONE, INC.( ) known to me to be the person described in or ( ) who produced ____________________________ as identification, and who executed the foregoing instrument, and acknowledged before me that he executed the same.

         WITNESS my hand and official seal, this 1st day of April, 2002.


                                                 /s/ MICHELE L. GUARD
                                                 -------------------------------
        (Notary Seal)                            NOTARY PUBLIC
My commission expires: 6/14/2002
        No. CC 750963
[X] Personally Known [ ] Other I.D.








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